UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 17, 2000

                     MELLON RESIDENTIAL FUNDING CORPORATION
            Mortgage Pass-Through Certificates, Series 2000-TBC2 Trust
             (Exact name of registrant as specified in its charter)


New York (governing law of           333-72907-04    52-2242910
Pooling and Servicing Agreement)     (Commission     52-2242911
(State or other                      File Number)    IRS EIN
jurisdiction
of Incorporation)







        c/o Wells Fargo Bank Minnesota, N.A.                21044
        11000 Broken Land Parkway                           (Zip Code)
        Columbia, MD
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000


          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On July 17, 2000 a distribution was made to holders of MELLON RESIDENTIAL FUNDING CORPORATION, Mortgage Pass-Through Certificates, Series 2000-TBC2 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description


              EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-TBC2 Trust, relating to the July 17, 2000 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      MELLON RESIDENTIAL FUNDING CORPORATION
             Mortgage Pass-Through Certificates, Series 2000-TBC2 Trust

              By:   Wells Fargo Bank Minnesota, NA as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 08/04/2000





                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-TBC2 Trust, relating to the July 17, 2000 distribution.